Finance income and expense	12 Months Ended
Dec. 31, 2019
Analysis Of Income And Expense [Abstract]
Finance income and expense

17. Finance income and expense

Our finance income and expense primarily consist of foreign exchange gain and loss as well as interest expense associated with our lease liabilities and debt instruments.

	Year ended December 31,
	2019	2018	2017
	(in thousands)
Foreign exchange (loss) / gain	$(442)	$393	$589
Interest expense	(1,186)	—	—
Finance result, net	$(1,628)	$393	$589